United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

STERLING BANCORP

(Exact name of registrant as specified in its charter)

New York	No. 1-5273-1	No. 13-2565216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 757-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On October 21, 2013, Provident New York Bancorp, a Delaware corporation (“Provident”), and Sterling Bancorp, a New York corporation (“Sterling”), jointly announced that they received all required regulatory approvals necessary to consummate their planned merger, including the approval of the Federal Reserve System, the Office of the Comptroller of the Currency and the New York State Department of Financial Services.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Completion of the merger remains subject to customary closing conditions. Assuming such conditions are satisfied, the merger is expected to be completed after the close of business on October 31, 2013.

Cautionary Statements Regarding Forward-Looking Information

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Provident New York Bancorp and Sterling Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Provident and Sterling, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Provident’s and Sterling’s reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to meet closing conditions to the merger on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Provident and Sterling businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Provident’s stock price before closing, including as a result of the financial performance of Sterling prior to closing; the reaction to the transaction of the companies’ customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Item 9.01.             Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated October 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: October 21, 2013
	By:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated October 21, 2013.